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                                                                   EXHIBIT 10.59

               EIGHTH AMENDMENT TO THIRD RESTATED LOAN AGREEMENT
                                     (TERM)


     THIS EIGHTH AMENDMENT TO THIRD RESTATED LOAN AGREEMENT (TERM) (herein called the "Amendment") made as of the 16th day of October, 1996, by and among Western Gas Resources, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., a national banking association, as Agent ("Agent"), and NationsBank of Texas, N.A., Bankers Trust Company, Bank of Montreal and CIBC Inc. (herein, collectively referred to as "Lenders"),

                              W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain Third Restated Loan Agreement (Term) dated as of August 31, 1993, as amended by that certain First Amendment to Third Restated Loan Agreement (Term) dated as of December 31, 1993, that certain Second Amendment to Third Restated Loan Agreement (Term) dated as of September 2, 1994, that certain Third Amendment to Third Restated Loan Agreement (Term) dated as of December 2, 1994, that certain Fourth Amendment to Third Restated Loan Agreement (Term) dated as of February 23, 1995, that certain Fifth Amendment to Third Restated Loan Agreement (Term) dated as of July 19, 1995, among Borrower, Agent and Lenders, that certain Sixth Amendment to Third Restated Loan Agreement (Term) dated as of November 29, 1995, among Borrower, Agent and Lenders, and that certain Seventh Amendment to Third Restated Loan Agreement (Term) dated as of March 22, 1996, among Borrower, Agent and Lenders (as amended to the date hereof, the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement as expressly set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References
                                  --------------------------

     Section 1.1.  Terms Defined in the Original Agreement.  Unless the context
                   ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2.  Other Defined Terms.  Unless the context otherwise requires,
                   -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

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          "Amendment" means this Eighth Amendment to Third Restated Loan
           ---------
     Agreement (Term).

          "Loan Agreement" shall mean the Original Agreement as amended hereby.
           --------------

                           ARTICLE II. -- Amendments
                                          ----------

     Section 2.1.  Debt to Capitalization Ratio.  Section 5.2(m) of the Original
                   ----------------------------
Agreement is hereby amended in its entirety to read as follows:

            "(m) Debt to Capitalization Ratio.  Borrower's Debt to
                 ----------------------------
     Capitalization Ratio will never be greater than (i) 0.60 to 1.0 at any time until and including December 31, 1996 and (ii) 0.55 to 1.0 at any time thereafter."

                  ARTICLE III. -- Conditions of Effectiveness
                                  ---------------------------

     Section 3.1.  Effective Date.  This Amendment shall become effective as of
                   --------------
the date first above written, except as otherwise provided herein, when, and only when, Agent shall have received, at Agent's office, all of the following:

             (a)  Amendment.  A counterpart of this Amendment executed and
                  ---------
      delivered by Borrower and all Lenders.

             (b) Officer's Certificate.  A certificate of a duly authorized
                 ---------------------
      officer of Borrower, dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent, to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness.

                 ARTICLE IV. -- Representations and Warranties
                                ------------------------------

     Section 4.1.  Representations and Warranties of Borrower.  In order to
                   ------------------------------------------
induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

             (a) The representations and warranties contained in each subsection of Section 5.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

             (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

             (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the

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     transactions contemplated hereby do not and will not conflict with any provision of law,statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

             (d) When duly executed and delivered, each of this Amendment and the Loan Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

             (e) The unaudited quarterly Consolidated financial statements of Borrower dated as of June 30, 1996 fairly present Borrower's Consolidated financial position at such date and the Consolidated results of Borrower's operations and changes in Borrower's Consolidated cash flow for the period thereof. Copies of such financial statements have heretofore been delivered to each Lender. Since June 30, 1996, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

                          ARTICLE V. -- Miscellaneous
                                        -------------

     Section 5.1.  Ratification of Agreements.  The Original Agreement as hereby
                   --------------------------
amended and each other Loan Document affected hereby are ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, or any other Loan Document.

     Section 5.2.  Survival of Agreements.  All representations, warranties,
                   ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Related Person hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

     Section 5.3.  Loan Documents.  This Amendment is a Loan Document, and all
                   --------------
provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

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     Section 5.4.  Governing Law.  This Amendment shall be governed by and
                   -------------
construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5.  Counterparts.  This Amendment may be separately executed in
                   ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their duly authorized officers.

                              WESTERN GAS RESOURCES, INC.



                              By: /s/ John C. Walter
                                 -----------------------------------
                                      John C. Walter
                                      Executive Vice President


                              NATIONSBANK OF TEXAS, N.A.


                              By:/s/ Malcolm Turner
                                 -----------------------------------
                                     Malcolm Turner
                                     Senior Vice President


                              BANKERS TRUST COMPANY

                              By:/s/ Mary Jo Jolly
                                 -----------------------------------
                                     Mary Jo Jolly
                                     Assistant Vice President


                              BANK OF MONTREAL



                              By: /s/ Don Skipper
                                 -----------------------------------
                                      Don Skipper
                                      Director


                              CIBC INC.

                              By: /s/ Gary C. Gaskill
                                 -----------------------------------
                                      Gary C. Gaskill
                                      Vice President

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            CONFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS


     Each of the undersigned (collectively "Guarantors") hereby (i) acknowledges and consents to the foregoing Eighth Amendment to Third Restated Loan Agreement
(Term) of even date herewith by and among Western Gas Resources, Inc., NationsBank of Texas, N.A., as Agent ("Agent"), Bankers Trust Company, Bank of Montreal, and CIBC Inc.; (ii) confirms the Restated Guaranty dated as of September 2, 1994 executed by such Guarantor in favor of Agent and the Lenders pursuant to the Original Agreement; and (iii) agrees that each of such Guarantor's obligations and covenants with respect to such Restated Guaranty shall remain in full force and effect after the execution of such Amendment.

     William J. Krysiak, Vice President-Finance of Western Gas Resources Oklahoma, Inc., Western Gas Resources Texas, Inc., Western Gas Resources Storage, Inc., Mountain Gas Resources, Inc., MGTC, Inc. and MIGC, Inc., is executing this Confirmation, Acknowledgment and Consent of Guarantors in his capacity of officer of each such corporation.

     Dated as of the 16th day of October, 1996.

                             WESTERN GAS RESOURCES OKLAHOMA, INC.
                             WESTERN GAS RESOURCES TEXAS, INC.
                             WESTERN GAS RESOURCES STORAGE, INC.
                             MOUNTAIN GAS RESOURCES, INC.
                             MGTC, INC.
                             MIGC, INC.



                             By: /s/ William J. Krysiak
                                 ----------------------------------------------
                                     William J. Krysiak, Vice President-Finance